Exhibit 10.75

EXTENSION OF MATURITY DATE OF WARRANTS

This Extension of Maturity Date of Warrants (“Extension”) is by and between the individual or entity named on the executed counterpart of the signature page hereto (such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to Holder that certain 12% Promissory Note of the Maker (“Promissory Note”) dated January 1, 2013 in the aggregate to the Holder in the principal amount of $529,000.

WHEREAS, the Maturity Date of the Promissory Note, as that term is defined in the Promissory Note, was January 01, 2016, and the principal due thereunder remains unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date of the Promissory Note to April 1, 2017.

WHEREAS, Holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Warrants.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Promissory Note remain in full force and effect.

3.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Promissory Note on January 1, 2013, which were originally scheduled to expire on January 31, 2016. The new expiration date is April 01, 2017.

IN WITNESS WHEREOF, this Extension of Maturity Date of the Warrants associated with the Promissory Note is executed as of the day and date the Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By: /s/ Thomas E. Vickers
Thomas E. Vickers
Chief Financial Officer

[HOLDERS SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

Cornelis F. Wit
Printed Name of Holder

By: /s/ Cornelis F. Wit
(Signature of Holder or Authorized Person)

Printed Name and Title if Authorized Person

January 31, 2015
Date